Purchase of ClaimCor LLC	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Purchase of ClaimCor LLC

9. Purchase of ClaimCor LLC

On January 2, 2015, the Company acquired a 100% interest in ClaimCor, a Florida domiciled independent adjusting company in order to complement the Company’s strategic plan and growth objectives by entering into the insurance services outsourcing industry. Under the terms of the membership interest purchase agreement, the purchase price was $323, paid by the Company, in cash, at closing. Pursuant to the purchase agreement, the previous managing members of ClaimCor entered into a non-compete agreement with the Company, whereby the members will not engage in, continue in, or carry on any business that competes with ClaimCor for a period of three years from the date of purchase.

The ClaimCor purchase was accounted for under the acquisition method as outlined in ASC Topic 805 – Business Combinations. Under the acquisition method, the acquiring company is required to recognize the identifiable assets acquired and liabilities assumed at fair value as of the acquisition date. Excess purchase price, if any, over the fair value of the net assets acquired, is recognized as goodwill. The following table presents the estimated allocation of the purchase price to the net assets of ClaimCor as of January 2, 2015.

Cash	$18
Accounts receivable	132
Intangible asset: Non-compete agreement	9
Intangible asset: Customer base	43
Goodwill	211
Other assets	7
Total assets	$420

Accounts payable	89
Other liabilities	8
Total liabilities assumed	$97

Net assets acquired	$323

As a result of the purchase, we initially recorded goodwill in the amount of $211 on our consolidated balance sheet as of January 2, 2015. The goodwill was not amortized, but rather subject to impairment testing on, at minimum, an annual basis. We also recognized the estimated fair value of the non-compete agreement as well as a customer base asset as part of the ClaimCor acquisition at a combined total of $52 as of January 2, 2015. The non-compete agreement was amortized over a two year period and on December 31, 2016, the remaining unamortized balance of the non-compete agreement was charged to operations due to its de-minimus nature. The customer base asset was to be amortized over an estimated useful-life of 5 years. The Company recognized expense related to the amortization of these assets in the amount of $6 and $11 for the years ended December 31, 2016 and 2015, respectively.

In the fourth quarter 2015, after analyzing ClaimCor’s performance in comparison to management’s expectations and forecasts at the time of acquisition, the Company noted that an impairment to the value of the goodwill and other intangibles which were recorded was likely. Accordingly, the Company’s analysis resulted in a charge of $246 associated with the impairment of goodwill and the customer base asset and has been charged to general and administrative expense for the year ended December 31, 2015. The Company used a date of December 1, 2015 for purposes of calculating the impairment charges.